UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): February 28, 2011
CREDIT ACCEPTANCE CORPORATION
(Exact name of registrant as specified in its charter)

Michigan	000-20202	38-1999511

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

25505 West Twelve Mile Road, Southfield, Michigan	48034-8339

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: 248-353-2700
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.
On February 28, 2011, Credit Acceptance Corporation (the “Company”) issued a press release announcing a proposed offering of $100 million of its 9.125% first priority senior secured notes due 2017. The press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference.
On February 28, 2011, the Company issued a press release announcing the pricing of $100 million of its 9.125% first priority senior secured notes due 2017 in its previously-announced offering. The press release is attached as Exhibit 99.2 to this Current Report on Form 8-K and incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.
     (d) Exhibits.

99.1	Press release dated February 28, 2011.
99.2	Press release dated February 28, 2011.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CREDIT ACCEPTANCE CORPORATION
	By:	/s/ Douglas W. Busk
Douglas W. Busk
February 28, 2011		Senior Vice President and Treasurer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press release dated February 28, 2011.
99.2	Press release dated February 28, 2011.